UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 11, 2005

THE ALLSTATE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	1-11840	36-3871531
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
organization)

2775 Sanders Road
Northbrook, Illinois		60062
(Address of Principal Executive Offices)		Zip

Registrant’s telephone number, including area code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03.                                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 11, 2005, the Registrant’s Board of Directors adopted a resolution, effective immediately, to amend Article IV of the Registrant’s bylaws and to restate the bylaws.  Article IV was amended to: (1) permit indemnification of employees of subsidiaries providing services to the Registrant; (2) change the circumstances under which an Employee Indemnitee may be indemnified; (3) clarify items included in indemnification; (4) change the conditions under which expenses are advanced; (5) change the impact of modifications of law or Article IV; and (6) exclude indemnification for actions, suits, or proceedings initiated by a Covered Person, unless the Board authorizes such action, suit or proceeding. A copy of the amended and restated bylaws is furnished as Exhibit 3.1 to this report.

Section 9 – Financial Statements and Exhibits

Item 9.01.                                          Financial Statements and Exhibits.

(c)                                  Exhibits

Exhibit No.	Description

3.1	The Allstate Corporation Amended and Restated Bylaws
September 11, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION

By:	/s/ Mary J. McGinn
	Name:	Mary J. McGinn
	Title:	Assistant Secretary

Date:  September 13, 2005